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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jochen Witte, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Poet Holdings, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

                                                   /s/ JOCHEN WITTE
                                          --------------------------------------
                                                        President,
                                           Chief Executive Officer and Director

March 31, 2003

I, Ludwig Lutter, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Poet Holdings, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

                                                   /s/ LUDWIG LUTTER
                                          --------------------------------------
                                                 Chief Financial Officer

March 31, 2003